UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTWOOD ONE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE
This Schedule 14A of Westwood One, Inc. replaces the Schedule 14A of Westwood One, Inc. that was originally filed on June 4, 2009 (the “Original Filing”), and is filed to (i) revise the descriptions in the Original Filing of the rights of certain stockholders to vote, and the required votes for certain matters to be voted on, (ii) give notice of the reconvening of the special meeting of stockholders on [                    ], 2009, with a new record date of [                    ], 2009, for such reconvened special meeting of stockholders, (iii) revise the disclosure with respect to the treatment of fractional shares following the reverse stock split contemplated by Proposal 2 and (iv) revise certain disclosures in the Original Filing so as to update share information to a more recent date. This Schedule 14A does not otherwise modify or update any disclosures presented in the Original Filing or otherwise reflect events occurring after the filing of the Original Filing or modify or update disclosures that may have been affected by subsequent events.

Dear Stockholders:
Enclosed with this letter is a Proxy Statement and proxy card for a reconvened special meeting of stockholders of Westwood One, Inc. (the “Company”) to be held on [                    ], 2009 at 10:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689. The special meeting was previously convened on June 26, 2009 and adjourned until [                    ], 2009 without taking any action on any of the proposals in our Notice of Special Meeting of Stockholders to be held on June 26, 2009 and Proxy Statement, with the exception of Proposal 6 to adjourn the meeting. The Company adjourned the meeting to provide its stockholders with the additional information reflected in the enclosed Proxy Statement.
The enclosed Proxy Statement and proxy card are being sent to you, among other reasons, to reflect a revised record date for the reconvened special meeting of stockholders to be held on [                    ], 2009. The new record date is July [ ], 2009. The Proxy Statement has been revised to add separate class votes for Proposal 1 that are required under Delaware law but had previously and inadvertently been omitted with respect to (i) the common stock (voting without the Preferred Stock (as defined below) and Class B Common (as defined below)) and (ii) the common stock and the Class B Common together (voting without the Preferred Stock), to revise the disclosure with respect to the treatment of fractional shares following the reverse stock split contemplated by Proposal 2 and to update certain share information. Proxies submitted by persons in the form accompanying the earlier notice will not be counted. Stockholders who have previously submitted proxies and who continue to be stockholders on the new record date are required to submit a new proxy in order for their proxies to count.
The purpose of the reconvened special meeting is to consider and vote upon proposals to (1) amend the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000, (2) amend the Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of two hundred to one (200:1), (3) amend the Certificate of Incorporation to define the term “Continuing Directors” that is used but not currently defined in the Certificate of Incorporation, (4) amend the Certificate of Incorporation to delete Article Sixteenth of the Certificate of Incorporation that sets forth higher approval thresholds than those required under the Delaware General Corporation Law with respect to certain amendments of the Certificate of Incorporation, (5) to amend the Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should the proposal to delete Article Sixteenth as set forth in Proposal 4 be approved, and (6) adjourn the reconvened special meeting if necessary to solicit additional proxies for approval of the foregoing proposals and conduct such other business as may properly come before the reconvened meeting.
You may also view this proxy statement by visiting www.edocumentview.com/won.
THE BOARD OF DIRECTORS HAS SET A NEW RECORD DATE. IF YOU HAVE ALREADY SUBMITTED YOUR PROXY IN RESPONSE TO THE NOTICE PREVIOUSLY MAILED, PLEASE RESUBMIT YOUR PROXY BY MAIL USING THE REVISED PROXY CARD ENCLOSED OR BY TELEPHONE OR INTERNET.
IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, IF YOU DO NOT INTEND TO BE PRESENT AT THE RECONVENED MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW, OR SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE RECONVENED MEETING.
We appreciate your continued support.

Sincerely,

WESTWOOD ONE, INC.

Norman J. Pattiz Chairman of the Board

July [__], 2009

40 West 57th Street
New York, NY 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE RECONVENED ON [                    ], 2009
AND PROXY STATEMENT
TO OUR STOCKHOLDERS:
Notice is hereby given that a special meeting of stockholders of Westwood One, Inc., a Delaware corporation (the “Company”), will be reconvened on [                    ], 2009 at 10:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 for the following purposes:
•	Proposals 1 through 5: to amend the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) as follows (collectively, the “Charter Amendments”):
•	Proposal 1: to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000;

•	Proposal 2: to effect a reverse stock split of our outstanding common stock at a ratio of two hundred (200) to one (1);

•	Proposal 3: to define the term “Continuing Directors” that is used but not currently defined in the Certificate of Incorporation;

•
Proposal 4: to delete Article Sixteenth of the Certificate of Incorporation that sets forth higher approval thresholds than those required under the Delaware General Corporation Law with respect to certain amendments of the Certificate of Incorporation; and

•	Proposal 5: to delete the provision in Article Seventeenth relating to Article Sixteenth should the proposal to delete Article Sixteenth as set forth in Proposal 4 be approved.
•	Proposal 6: to adjourn the special meeting if necessary to solicit additional proxies for approval of the proposals; and
•	to conduct such other business as may properly come before the reconvened meeting.
The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.
At the reconvened special meeting, all holders of common stock, Class B stock (“Class B Common”) and Preferred Stock at the close of business on July [__], 2009 are entitled to vote at this reconvened special meeting and any adjournment or postponement thereof.
The approval of Proposal 1 will require the affirmative vote of the stockholders representing:
(i) a majority of the Company’s outstanding common stock voting separately as a class (and not including any Preferred Stock or Class B Common otherwise entitled to vote with the common stock),
(ii) a majority in voting power of the Company’s outstanding common stock and Class B Common voting together as a single class (and not including any Preferred Stock otherwise entitled to vote with the common stock), and
(iii) not less than seventy-five percent (75%) in voting power of the Company’s outstanding voting securities, including the common stock, Preferred Stock voting on an as-converted basis and the Class B Common, voting together as a single class.
The approval of Proposals 2 — 5 will require the affirmative vote of the stockholders representing not less than seventy-five percent (75%) in voting power of the Company’s outstanding voting securities, including the common stock, Preferred Stock voting on an as-converted basis and the Class B Common, voting together as a single class.
You are cordially invited to attend the reconvened special meeting in person. IT IS IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE PROVIDED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, IF YOU DO NOT INTEND TO BE PRESENT AT THE RECONVENED MEETING. IF YOU DO LATER DECIDE TO ATTEND, YOUR PROXY WILL AUTOMATICALLY BE REVOKED IF YOU VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE PROXY CARD NOW, OR SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET, IN ORDER TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE RECONVENED MEETING.

By Order of the Board of Directors

David Hillman Secretary

40 West 57th Street
New York, NY 10019

Proxy Statement

GENERAL
This proxy statement is furnished in connection with the solicitation of proxies by Westwood One, Inc., a Delaware corporation (the “Company”), for use at the reconvened special meeting of stockholders of the Company to be held on [                    ], 2009 at 10:00 a.m., Pacific Time at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE RECONVENED STOCKHOLDER MEETING TO BE HELD ON [                    ], 2009. THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD ARE AVAILABLE AT WWW.EDOCUMENTVIEW.COM/WON. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.
ABOUT THE RECONVENED MEETING
What is the purpose of the reconvened special meeting?
At our reconvened special meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders accompanying this proxy statement, including the approval of the Charter Amendments, the adjournment of the reconvened special meeting to solicit additional proxies for approval of the proposals, and such other business as may properly come before the meeting.
What are the Charter Amendments and why are they being proposed by the Company?
The Charter Amendments proposed by the Company would (1) increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000, (2) effect a reverse stock split of our outstanding common stock at a ratio of two hundred to one (200:1), (3) define the term “Continuing Directors” that is used but not currently defined in the Certificate of Incorporation, (4) amend the Certificate of Incorporation to delete Article Sixteenth of the Certificate of Incorporation that sets forth higher approval thresholds than those required under the Delaware General Corporation Law with respect to certain amendments of the Certificate of Incorporation and (5) to amend the Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should the proposal to delete Article Sixteenth as set forth in Proposal 4 be approved.
The Company is proposing that stockholders adopt the Charter Amendments in connection with a series of transactions that recapitalized the Company (the “Transactions”). The Transactions restructured (1) substantially all of the Company’s outstanding long-term indebtedness (the “Debt Restructuring”), including our credit facility (which matured and became due on February 27, 2009) (the “Old Credit Facility”) and our outstanding 4.64% Series A Senior Guaranteed Notes due November 30, 2009 and 5.26% Series B Senior Guaranteed Notes due November 30, 2012 (collectively, the “Old Notes”) and (2) the equity of the Company (the “Equity Restructuring”). In connection with the Transactions and as contemplated by each of the Certificates of Designations of the Company’s 7.50% Series A-1 Convertible Preferred Stock (the “Series A-1 Convertible Preferred Stock”) and 8.0% Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock” and, together with the Series A-1 Convertible Preferred Stock, the “Preferred Stock”), all outstanding shares of Preferred Stock issued and sold by the Company on April 23, 2009 pursuant to the Transactions will automatically be converted, without any further action by the Company or its stockholders, into shares of our common stock based on the Conversion Price (as defined in the applicable Certificate of Designations) then in effect, on the earliest practicable date following the stockholder approval of the Charter Amendments. Additionally, on July [                    ], 2009, Gores converted [                    ] shares of Series A-1 Convertible Preferred Stock into [                    ] shares of common stock. Upon the effectiveness of the Charter Amendments (if approved by the stockholders) and the resulting automatic conversion of the Preferred Stock, the number of shares of common stock issued and outstanding will increase from [102,287,585] to [4,061,984,028] which will technically result in substantial dilution to our common stockholders. However, the ownership interest of each common stockholder will not change substantially after the conversion as the holders of the Preferred Stock already participate on an as-converted basis with respect to voting, dividends and other economic rights as the holders of our common stock. The Charter Amendments are described in more detail beginning on page [9] of this proxy statement.

What are the Board’s recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors of the Company (the “Board” or the “Board of Directors”). The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote as follows as being in the best interests of the Company and the stockholders:
FOR the approval of the Charter Amendments (including proposals 1 through 5 described in this proxy statement).
Management is not aware of any matters, other than those specified above, that will be presented for action at the reconvened special meeting, but if any other matters do properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their discretion.
Who is entitled to vote at the reconvened meeting?
Only stockholders of record at the close of business on July [  ], 2009, the record date for the reconvened meeting, are entitled to receive notice of and to participate in the reconvened special meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the reconvened meeting, or any postponements or adjournments of the meeting. As of the record date, there were [101,995,863] shares of our common stock outstanding, excluding treasury shares, 291,722 shares of our Class B Common outstanding, [75,000] shares of our Series A-1 Convertible Preferred Stock outstanding and [59,962] shares of our Series B Convertible Preferred Stock outstanding.
What are the voting rights of holders of the Company’s common stock, Class B Common and Preferred Stock?
Under the Certificate of Incorporation, each holder of outstanding common stock is entitled to cast one (1) vote for each share of common stock held by such holder and each holder of Class B Common is entitled to cast fifty (50) votes for each share of Class B Common held by such holder on those matters on which the Class B Common is entitled to vote. However, with respect to any proposed amendment to the Certificate of Incorporation that would increase the number of authorized shares of the common stock (such as Proposal 1), the approval of both (1) a majority of the outstanding shares of the common stock, voting separately as a class, and (2) a majority in voting power of the outstanding shares of the common stock and Class B Common, voting together as a single class, are required to approve such an amendment, in addition to the approval of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of the Company’s outstanding voting securities (including the common stock, Preferred Stock on an as-converted basis and the Class B Common), voting together as a single class. As of the record date, holders of the common stock are entitled to an aggregate of [101,995,863] votes, (or [2.5]% of the combined voting power (i.e. of the common stock, the Preferred Stock voting on an as-converted basis and the Class B Common voting together as a single class)) and holders of the Class B Common are entitled to an aggregate of 14,586,100 votes, (or [0.4]% of the combined voting power). For any vote of the Company’s securities voting together as a single class, each holder of the Preferred Stock is entitled to vote the number of votes equal to the largest number of full shares of common stock into which such respective shares of Preferred Stock could be converted into as of the record date for the meeting, without regard to whether we have the ability to issue such shares of common stock upon conversion of the Preferred Stock. As a result, for any vote of the Company’s securities voting together as a single class, as of the record date, holders of the Preferred Stock are entitled to an aggregate of [3,959,696,443 votes], of which [2,218,133,852] votes (or [54.4]% of the combined voting power) is represented by the Series A-1 Convertible Preferred Stock and [1,741,562,591] votes (or [42.7]% of the combined voting power) is represented by the Series B Convertible Preferred Stock, on matters where they vote on an as-converted basis with the common stock. Such amount was determined by, (1) with respect to the Series A-1 Convertible Preferred Stock, multiplying the [75,000] shares of Series A-1 Preferred Stock by $1,065 per share and dividing such amount by the $0.03601 per share conversion price, [2,218,133,852] and (2) with respect to the Series B Convertible Preferred Stock, multiplying the [59,962] shares of Series B Preferred Stock by $1,000 and dividing such amount by the $0.03443 per share conversion price, [1,741,562,591]. Of the foregoing capital stock, only the common stock is publicly traded. Holders of common stock will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the reconvened special meeting.
Gores Radio Holdings, LLC (“Gores Radio” and, together with certain related entities, “Gores”) currently holds all of the Company’s outstanding Series A-1 Convertible Preferred Stock, [28,201] shares of the Series B Convertible Preferred Stock, and [14,285,714] shares of common stock. As of the record date for the reconvened meeting, Gores owns capital stock of the Company representing [3,051,501,261] votes (or [74.9]% of the combined voting power of the Company) and shares of common stock of the Company representing [  ] votes (or [  ]% of the voting power of the Company’s common stock and [  ]% of the voting power of the Company’s common stock and the Class B Common on a combined basis). The remaining holders of the Series B Convertible Preferred Stock (which are held by certain lenders under the Old Credit Facility and certain holders of the Old Notes), as of the record date for the reconvened meeting, own [31,761] shares of the Series B Convertible Preferred Stock representing [922,480,395] votes (or [22.6]% of the combined voting power of the Company). In connection with the Transactions, such holders and Gores each have agreed to vote in favor of the Charter Amendments. As of the date of this proxy statement, approximately (i) 97.5% of the combined voting power entitled to vote on all proposals at the reconvened special meeting, (ii) [  ]% of the common stock entitled to vote separately as a class on Proposal 1 and (iii) [  ]% in voting power of the common stock and the Class B Common entitled to vote together as a single class on Proposal 1 is covered by this voting agreement.

Who can attend the reconvened meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the reconvened meeting. If you attend, please note that cameras, recording devices and other electronic devices will not be permitted at the meeting.
Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date in order to gain entrance.
What constitutes a quorum?
With respect to all of the matters to be voted on at the reconvened meeting, the presence at the meeting, in person or by proxy, of stockholders representing a majority of the Company’s aggregate voting power of the common stock, the Class B Common and the Preferred Stock, collectively, outstanding on the record date will constitute a quorum, permitting the stockholders to take action on those matters; provided, that, in addition to the foregoing, the presence in person or by proxy of stockholders representing at least (i) a majority of the outstanding shares of common stock, and (ii) a majority in voting power of the outstanding shares of common stock and Class B Common together as a class, shall be required to establish a quorum with respect to Proposal 1.
Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum.
How do I vote?
If you complete and properly sign and date the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the reconvened meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the reconvened meeting will need to obtain a proxy form from the institution that holds their shares.
Can I change my vote after I return my proxy card?
Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if you attend the reconvened meeting in person and vote, although attendance at the meeting will not by itself revoke a previously granted proxy.
What vote is required to approve each item?
The approval of Proposal 1 will require the affirmative vote of the stockholders representing:
(i) a majority of the Company’s outstanding common stock voting separately as a class (and not including any Preferred Stock or Class B Common otherwise entitled to vote with the common stock),
(ii) a majority in voting power of the Company’s outstanding common stock and Class B Common voting together as a single class (and not including any Preferred Stock otherwise entitled to vote with the common stock), and
(iii) not less than seventy-five percent (75%) in voting power of the Company’s outstanding voting securities, including the common stock, Preferred Stock voting on an as-converted basis and the Class B Common, voting together as a single class.
The approval of Proposals 2 — 5 will require the affirmative vote of the stockholders representing not less than seventy-five percent (75%) in voting power of the Company’s outstanding voting securities, including the common stock, Preferred Stock voting on an as-converted basis and the Class B Common, voting together as a single class.
However, each of Proposals 1 through 5 is conditioned on the approval of the other. This means that our stockholders must approve all proposals in order for any of them to be adopted. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will have the effect of a negative vote. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What is beneficial ownership?
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within sixty days of the date as of which the information is provided. In computing the percentage of ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. The following information is based on information contained in the most recent Schedule 13D/13G filings made available to the Company.
How much stock do the Company’s 5% stockholders own?
The following table sets forth the amount of our common stock, Class B Common, Series A-1 Convertible Preferred Stock and Series B Convertible Preferred Stock beneficially owned by the Company’s largest stockholders (those who own more than 5% of the outstanding class of shares) as of July [____], 2009. On such date, there were [101,256,838] shares of our common stock outstanding, 291,722 shares of our Class B Common outstanding, [75,000] shares of our Series A-1 Convertible Preferred Stock outstanding and [59,962] shares of our Series B Convertible Preferred Stock outstanding.

	Aggregate Number of Shares Beneficially Owned (1)
												Pro Forma
						Series A-1 Convertible			Series B Convertible			Common
	Common Stock			Class B Common (2)		Preferred Stock			Preferred Stock			Stock (8)
Name and Address of Beneficial Owner	Number		Percent	Number	Percent	Number		Percent	Number		Percent	Percent
CBS Radio Network Inc., a subsidiary of	16,000,000	(3)	15.8%	—	—	—		—	—		—	*
CBS Radio Inc. 1515 Broadway New York, NY 0036

Gores Radio Holdings, LLC	162,378,385	(4)	65.1%	—	—	75,000	(5)	100.0%	28,201	(5)	47.0%	74.9%
10877 Wilshire Blvd. 18th Floor Los Angeles, CA 90024

Norman Pattiz	1,206,682	(6)	1.2%	291,710	99.9%	—		—	—		—	*
8965 Lindblade Street Culver City, CA 90232

Hotchkiss and Wiley Capital Management, LLC	6,146,770	(7)	6.1%	—	—	—		—	—		—	*
725 S. Figueroa Street, 39th Floor Los Angeles, CA 90017

Reliastar Life Insurance Company	4,056,758		3.9%	—	—	—		—	3,072		5.1%	2.2%
c/o ING Investment Management LLC 5780 Power Ferry Road NW, Suite 300 Atlanta, GA 30327-4347

Allstate Life Insurance Company c/o Allstate Investments LLC	5,493,527		5.1%	—	—	—		—	4,160		6.9%	2.1%
3075 Sanders Road, Suite 3GA Northbrook, IL 60062-7127

*	Represents less than 1% of the Company’s outstanding shares of common stock.

(1)
The persons in the table have sole voting and investment power with respects to all shares of stock indicated above, unless otherwise indicated. Tabular information for the entities listed above is based on information contained in the most recent Schedule 13D/13G filings and other filings made by such persons with the Securities and Exchange Commission as well as other information made available to the Company.

(2)
Pursuant to the terms of the Certificate of Incorporation, the outstanding shares of our Class B Common will automatically be converted into the same number of shares of common stock in the event that the voting power of the Class B Common, as a group, falls below ten percent (10%) of the aggregate voting power of issued and outstanding shares of common stock and Class B Common. In connection with the Transactions, it is currently expected that the Class B Common will automatically convert on the date that all outstanding Preferred Stock of the Company is converted to common stock.

(3)
These securities are owned by CBS Radio Network Inc., a wholly-owned subsidiary of CBS Radio Media Corporation, which in turn is a wholly-owned subsidiary of CBS Radio Inc. (“CBS Radio”), which in turn is a wholly-owned subsidiary of CBS Broadcasting, Inc. which in turn is a wholly-owned subsidiary of Westinghouse CBS Holding Company, Inc., which in turn is a wholly-owned subsidiary of CBS Corporation, but may also be deemed to be beneficially owned by: (a) NAIRI, Inc. (“NAIRI”), which owns approximately 76.4% of CBS Corporation’s voting stock, (b) NAIRI’s parent corporation, National Amusements, Inc. (“NAI”), and (c) Sumner M. Redstone, who is the controlling stockholder of NAI. As of March 3, 2008, CBS Radio Network Inc. has shared voting power and shared dispositive power with respect to 16,000,000 shares.

(4)
On July [_____], 2009, Gores converted [_____] shares of Series A-1 Convertible Preferred Stock into [_____] shares of common stock. Includes the four-year warrants (the “Warrants”) (issued in three tranches at exercise prices of $5.00, $6.00 and $7.00/share, respectively) to purchase 10,000,000 shares of common stock in the aggregate, which Warrants are exercisable at any time prior to their expiration date (June 19, 2012); [138,092,671] shares of common stock issuable as of [_____], 2009 upon conversion of the Series A-1 Convertible Preferred Stock and Series B Convertible Preferred Stock held by Gores Radio. Gores Radio is managed by The Gores Group, LLC. Gores Capital Partners II, L.P. and Gores Co-Invest Partnership II, L.P. (collectively, the “Gores Funds”) are members of Gores Radio. Each of the members of Gores Radio has the right to receive dividends from, or proceeds from, the sale of investments by Gores Radio, including the shares of common stock, the Warrants, the Series A-1 Convertible Preferred Stock and the Series B Convertible Preferred Stock in accordance with their membership interests in Gores Radio. Gores Capital Advisors II, LLC (“Gores Advisors”) is the general partner of the Gores Funds. Alec E. Gores is the managing member of The Gores Group, LLC. Each of the members of Gores Advisors (including The Gores Group, LLC and its members) has the right to receive dividends from, or proceeds from, the sale of investments by the Gores Entities, including the shares of common stock, the Warrants, the Series A-1 Convertible Preferred Stock and the Series B Convertible Preferred Stock in accordance with their membership interests in Gores Advisors. Under applicable law, certain of these individuals and their respective spouses may be deemed to be beneficial owners having indirect ownership of the securities owned of record by Gores Radio by virtue of such status. Each of the foregoing entities and the partners, managers and members thereof disclaim ownership of all shares reported herein in excess of their pecuniary interests, if any. In connection with the Transactions, it is currently expected that the Warrants would be cancelled.

(5)
Because each of the Series A-1 Convertible Preferred Stock and Series B Convertible Preferred Stock is entitled to vote such number of shares to which it would be entitled as if such shares had been converted into common stock, as of the record date, the [75,000] shares of Series A-1 Convertible Preferred Stock held by Gores Radio are entitled to [2,218,133,852] votes and the [28,201] shares of Series B Convertible Preferred Stock held by Gores Radio are entitled to [819,082,196] votes. Such amounts were determined, in the case of the Series A-1 Convertible Preferred Stock, by multiplying the [75,000] shares by $1,065 and dividing such amount by the $0.03601/share conversion price and, in the case of the Series B Convertible Preferred Stock, by multiplying the [28,201] shares by $1,000 and dividing such amount by the $0.03443/share conversion price. Accordingly, as of the record date, Gores Radio’s preferred stock holdings represent approximately [74.5]% of the total combined voting power of the Company.

(6)
Includes vested and unexercised stock options for 230,457 shares granted under the Company 1989 Stock Incentive Plan (the “1989 Plan”), the Company 1999 Stock Incentive Plan (the “1999 Plan”) and the Company 2005 Equity Compensation Plan (the “2005 Plan”). Includes 8,363 vested RSUs (including dividend equivalents) granted under the 2005 Plan. Also includes 450,000 shares of common stock pledged by Mr. Pattiz to Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) in connection with a prepaid variable forward contract (the “Merrill Contract”) that Mr. Pattiz entered into on September 27, 2004 with Merrill Lynch. Under the Merrill Contract, in exchange for a lump-sum cash payment of $7,182,000, Mr. Pattiz agreed to deliver upon the earlier of September 2009 or the termination of the Merrill Contract, a pre-determined number of shares of common stock pursuant to formulas set forth in the Merrill Contract. Mr. Pattiz may also settle the amount in cash. When Mr. Pattiz entered into the Merrill Contract in September 2004, he converted 411,670 of his shares of Class B Common into common stock and pledged the aforementioned 450,000 shares of common stock. Also includes 300,000 shares of common stock held indirectly by the Pattiz Family Trust. Because each share of Class B Common may cast 50 votes, as opposed to one vote for each share of common stock, Mr. Pattiz’s stock holdings represent approximately 0.4% of the total voting power of the Company.

(7)	As of December 31, 2008, Hotchkiss and Wiley Capital Management, LLC has sole voting power with respect to 2,577,870 shares and sole dispositive power with respect to 6,146,700 shares.

(8)
This column shows the pro forma ownership percentages that would result if the Company’s stockholders approve the Charter Amendment and reflects (i) 100% conversion of the outstanding Series A-1 Convertible Preferred Stock and Series B Convertible Preferred Stock into common stock, (ii) conversion of 100% of the Class B Common which will automatically convert into common stock at a 1:1 ratio pursuant to the terms of such the Class B common and (iii) the cancellation of the Gores Warrants described in footnote 4 above.

How much stock does the Company’s management, specifically named executive officers and directors own?
The following table shows the amount of the common stock and Class B Common beneficially owned (unless otherwise indicated) by members of our management team, which include the named executive officers (determined in accordance with SEC rules), our directors, and our directors and named executive officers as a group. None of such individuals hold any Preferred Stock. For purposes of calculating the percentage ownership of each of the individuals listed in the table below, the Company used ownership holdings as of July [_____], 2009. All numbers presented below include all shares which would be vested on, or exercisable by, a holder as of September [_____], 2009, as beneficial ownership is deemed to include securities that a holder has the right to acquire within 60 days. As described elsewhere in this proxy statement, a holder of restricted stock only (i.e., not RSUs) is entitled to vote the restricted shares once it has been awarded such shares. Accordingly, all restricted shares that have been awarded, whether or not vested, are reported in this table of beneficial ownership, even though a holder will not receive such shares until vesting. This is not the case with RSUs or stock options that are not deemed beneficially owned until vesting.

	Aggregate Number of Shares Beneficially Owned (1)
	Common Stock		Class B Common
Name of Beneficial Owner	Number	Percent (1)	Number	Percent
NAMED EXECUTIVE OFFICERS:
Norman J. Pattiz (2)	1,206,682	1.2%	291,710	99.9%
Roderick Sherwood (3)	1,250,000	1.2%	—	—
David Hillman (4)	[236,803]	*	—	—
Jonathan Marshall	230,000	*	—	—

DIRECTORS AND NOMINEES: (5)
Andrew P. Bronstein (3)	—	*	—	—
Jonathan I. Gimbel (3)	—	*	—	—
Scott Honour (3)	—	*	—	—
H. Melvin Ming (6)	19,033	*	—	—
Michael F. Nold (3)	—	*	—	—
Emanuel Nunez	—	*	—	—
Mark Stone (3)	—	*	—	—
Ian Weingarten (3)	—	*	—	—
All Current Directors and Executive Officers as a Group (16 persons) (7)	2,942,518	2.9%	291,710	99.9%

*	Represents less than 1% of the Company’s outstanding shares of common stock.

(1)
The persons in the table have sole voting and investment power with respects to all shares of common stock and Class B Common, unless otherwise indicated. The numbers presented above do not include unvested and/or deferred RSUs which have no voting rights until shares are distributed in accordance with their terms. All dividend equivalents on vested RSUs and shares of restricted stock (both vested and unvested) are included in the numbers reported above. The percentage calculations listed above assumes the exercise of the Warrants to purchase 10,000,000 shares of common stock issued to Gores Radio since such Warrants are exercisable at any time.

(2)
Includes vested and unexercised stock options for 230,457 shares granted under the 1989 Plan, the 1999 Plan and the 2005 Plan. Includes 8,363 vested RSUs (including dividend equivalents) granted under the 2005 Plan. Also includes 450,000 shares of common stock pledged by Mr. Pattiz to Merrill Lynch in connection with the Merrill Contract that Mr. Pattiz entered into on September 27, 2004 with Merrill Lynch. Under the Merrill Contract, in exchange for a lump-sum cash payment of $7,182,000, Mr. Pattiz agreed to deliver upon the earlier of September 2009 or the termination of the Merrill Contract, a pre-determined number of shares of common stock pursuant to formulas set forth in the Merrill Contract. Mr. Pattiz may also settle the amount in cash. When Mr. Pattiz entered into the Merrill Contract in September 2004, he converted 411,670 of his shares of Class B Common into common stock and pledged the aforementioned 450,000 shares of common stock. Also includes 300,000 shares of common stock held indirectly by the Pattiz Family Trust. Because each share of Class B Common may cast 50 votes, as opposed to one vote for each share of common stock, Mr. Pattiz’s stock holdings represent approximately 0.4% of the total voting power of the Company.

(3)
Each of Messrs. Bronstein, Gimbel, Honour, Nold, Sherwood, Stone and Weingarten disclaims beneficial ownership of the securities of the Company owned by Gores Radio, except to the extent of any pecuniary interest therein.

(4)
Includes [187,875] vested and unexercised options granted under the 1999 Plan and 2005 Plan and [18,638] unvested shares of restricted stock (including dividend equivalents) granted under the 2005 Plan. Includes [513] shares of common stock held in the Company 401(k) account.

(5)	Does not include Norman Pattiz, who is also a named executive officer and listed with the other named executive officers.

(6)	Represents vested RSUs granted under the 2005 Plan. Does not include deferred and/or unvested RSUs which have no voting rights until shares are distributed in accordance with their terms.

(7)
Gary Schonfeld and Steven Kalin, who were appointed President, Network division and President, Metro Networks division and Chief Operating Officer, respectively, are included in the number of executive officers described above. As such individuals were not appointed until October and May 2008, respectively, they were not “named executive officers” for fiscal year 2008.

PROPOSALS 1 THROUGH 5:
AMENDMENTS TO THE COMPANY’S
RESTATED CERTIFICATE OF INCORPORATION
General
The Company proposes to amend its Certificate of Incorporation: (1) to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000, (2) to effect a reverse stock split of our outstanding common stock at a ratio of two hundred to one (200:1), (3) to define the term “Continuing Directors” that is used but not currently defined in the Certificate of Incorporation, (4) to delete Article Sixteenth of the Certificate of Incorporation that sets forth higher approval thresholds than those required under the Delaware General Corporation Law with respect to certain amendments of the Certificate of Incorporation and (5) to delete the provision in Article Seventeenth relating to Article Sixteenth should the proposal to delete Article Sixteenth as set forth in Proposal 4 be approved.
At the reconvened special meeting, you will be asked to consider and vote on these amendments. In order to comply with applicable rules of the SEC relating to proxy statements, we are presenting Proposals 1 through 5 to stockholders as separate proposals for approval. As a matter of state law, only the approval of the amendments to the Certificate of Incorporation, as a whole, is required. Because we are required to present the proposals separately, a vote against any of Proposals 1 through 5 is effectively a vote against all of Proposals 1-5.
If the Charter Amendments are adopted, they will become effective upon filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company expects to occur as soon as practicable after the reconvened special meeting.
Introduction
On February 25, 2008, the Company entered into a Purchase Agreement (the “2008 Purchase Agreement”) with Gores Radio, an entity managed by The Gores Group, LLC, pursuant to which Gores Radio purchased $25.0 million of our common stock, $75.0 million of our 7.5% Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) and four-year warrants to purchase 10 million shares of our common stock.
As previously disclosed in the Company’s definitive proxy statement dated May 14, 2008 (the “2008 Proxy”), the $100.0 million of proceeds were used to fund part of the $22.2 million payment to CBS Radio Inc. (“CBS Radio” or “CBS”) required in connection with the closing of the Master Agreement with CBS Radio, repay a portion of the Company’s term loan and provide the Company with necessary additional capital to pursue its short-term and long-term strategic goals.
As previously disclosed in the 2008 Proxy, at the same time as its evaluation of various equity and equity linked transaction alternatives, the Strategic Review Committee of the Board (with the assistance of the committee’s advisors and Company management) also engaged in numerous discussions with the Company’s existing bank group and other potential lenders about refinancing the Company’s debt. Ultimately, the Board determined not to pursue a refinancing of the Company’s debt at that time based, in large part, on the difficulty of obtaining favorable pricing and other terms in what then was considered a volatile credit market environment. At that time, none of the Company, the Strategic Review Committee and the Board considered the need to refinance the Company’s debt to be urgent given that the Company’s bank facility was not scheduled to mature until February 2009.
In the months following Gores’ investments in the Company pursuant to the 2008 Purchase Agreement, what was already a fairly significant disruption in world financial markets worsened materially in September 2008 when many credit markets experienced a severe lack of liquidity. While credit markets have recovered slightly since the fourth quarter of 2008, the credit markets remain very tight. In view of the scheduled maturities of the Company’s bank facility (which matured and became due on February 27, 2009) and its Series A 4.64% Senior Guaranteed Notes (in November 2009) and because the Company also required an amendment to its leverage covenants (which were the same under the Credit Agreement and Note Purchase Agreement), the Company engaged in substantive conversations with its lenders and noteholders regarding the refinancing of the Company’s debt.
During these conversations, it was determined that any refinancing would require that the Company raise additional capital. Given the tightness in the capital markets and the Company’s low stock price (which closed at $0.06 on December 31, 2008), the Company’s ability to raise capital has been severely constrained. Further, under the terms of the Series A Convertible Preferred Stock (which, pursuant to the Equity Restructuring documentation, was exchanged by Gores Radio for an equal number of shares of our Series A-1 Convertible Preferred Stock), the Company could not issue more than 10 million shares of stock without Gores’ consent.

On September 12, 2008, the New York Stock Exchange (the “NYSE”) notified the Company that it had fallen below the NYSE’s continued listing standard that a listed company have an average share price over a consecutive 30 trading day period of not less than $1.00. On October 2, 2008, the NYSE notified the Company that it had fallen below the NYSE’s continued listing standard that a listed company have an average global market capitalization during a consecutive 30 trading day period of not less than $75 million when stockholders’ equity is less than $75 million. On November 13, the NYSE notified the Company that it had fallen below the NYSE’s minimum threshold for continued listing that a listed company have an average global market capitalization during a consecutive 30 trading day period of not less than $25 million. On March 16, 2009, the Company was delisted from the NYSE because in the opinion of the NYSE the Company’s common stock was no longer suitable for continued listing and trading on the NYSE. The delisting occurred after the Company dropped its appeal of the NYSE’s decision to suspend the Company from trading on the NYSE before the stock market opened on November 24, 2008 as a result of the Company’s failure to meet the aforementioned minimum listing standard, which has no cure period. At this time, given the Company’s low market capitalization the Company is ineligible for listing on an alternative exchange such as NASDAQ or the NYSE Amex LLC. The Company’s failure to be listed on a significant stock exchange has further hindered the Company’s ability to raise additional capital.
As a result of these constraints, it became apparent that the most likely partner for an additional equity investment was Gores. Given that Gores has appointed three directors on the Company’s Board, the Board determined to form a special committee (the “Independent Committee”), comprised solely of non-Gores directors, to consider, evaluate and discuss any proposals made by Gores in connection with the refinancing process. In considering the latest transaction with Gores, the Independent Committee took into account a number of considerations, including:
•
pursuant to the Certificate of Designations of the Series A Convertible Preferred Stock, as long as Gores owns at least 50% of the Series A Convertible Preferred Stock acquired under the Purchase Agreement, approval of the majority of the outstanding shares of Series A Convertible Preferred Stock is required to take certain significant corporate actions, including, without limitation, certain of the transactions contemplated by the debt refinancing (such as issuing additional stock, and amending the Company’s charter);

•	limited availability of equity and equity linked transaction alternatives, particularly in light of the Company’s common stock $0.06 market price;
•	need for meaningful additional capital in order to effect the Company’s Debt Restructuring;
•
the financial analysis reviewed and discussed with the Board by representatives of the Company’s financial advisor, as well as the opinion of the Company’s financial advisor to the Board as to the fairness from a financial point of view to the holders of our common stock (other than Gores) of certain financial aspects of the Transactions; and

•	Gores’ experience in providing portfolio companies with financial and managerial expertise could continue to yield value and improve the Company’s operational, managerial and financial performance.
In addition, the Independent Committee recognized that (1) the consummation of a new Gores transaction would provide the Company with an infusion of cash, allowing the Company to continue to improve operating efficiency and produce and acquire new properties for the Company’s current and emerging media platforms, (2) it would be difficult for the Company to deliver appropriate value to its stockholders without a refinancing of the company and additional cash infusion and (3) the alternatives to the Gores transaction would have likely had a material and adverse affect on the Company’s ability to raise sufficient capital to restructure and/or refinance its debt on a timely basis.
On account of these and other factors (including the fact that the Debt Restructuring was conditioned on the consummation of the Equity Restructuring) and in connection with the Equity Restructuring, on April 23, 2009, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Gores. Under the terms of the Purchase Agreement, on April 23, 2009 Gores exchanged all of its Series A Convertible Preferred Stock for 75,000 shares of our Series A-1 Convertible Preferred Stock and the Company offered and sold to Gores and Gores purchased from the Company for an aggregate purchase price of $25.0 million, 25,000 shares of our Series B Convertible Preferred Stock. Additionally, on April 23, 2009, the Board of Directors of the Company was reconstituted such that Gores has majority representation on the Board of Directors.
As part of the Transactions and under the terms of the Debt Restructuring, the Company also entered into certain agreements whereby the holders of the Old Notes and lenders under the Old Credit Facility exchanged all of their existing indebtedness in the Company (approximately $241.0 million in aggregate principal amount) for: (1) $117.5 million aggregate principal amount of new senior secured notes, maturing July 15, 2012; (2) shares of the Series B Convertible Preferred Stock that were, as of April 23, 2009, convertible into approximately 25.0% of our voting power; and (3) a one-time cash payment of $25.0 million. In addition, Gores purchased at a discount the debt held by those debt holders who did not wish to participate in the new senior secured notes. As part of the Transactions and under the terms of the Debt Restructuring, any debt purchased by Gores from these debt holders was exchanged for the same consideration of the new senior secured notes, Series B Convertible Preferred Stock and cash, as described above.

As a result of the Transactions, Gores currently holds all of the Company’s outstanding Series A-1 Convertible Preferred Stock, [28,201] shares of the Series B Convertible Preferred Stock and [14,285,714] shares of common stock. As of the record date for the reconvened meeting, Gores owns capital stock of the Company representing [3,051,501,261] votes (or [74.9]% of the combined voting power of the Company) and shares of common stock of the Company representing [_] votes (or [_]% of the voting power of the Company’s common stock and [_]% of the voting power of the Company’s common stock and the Class B Common on a combined basis). As reflected in the foregoing, on July [_____], 2009, Gores converted [_____] shares of Series A-1 Convertible Preferred Stock into [_____] shares of common stock. As a result of Gores’ control of the Board of Directors and its ownership of securities of the Company representing a majority of its voting power effective as of April 23, 2009, Gores has acquired control of the Company and, generally, has the power to control the outcome of matters submitted to stockholders requiring a majority vote.
The foregoing discussion includes the material factors considered by the Independent Committee. Given the variety, complexity and interrelatedness of the factors considered as part of its evaluation of the Transactions, the Independent Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Independent Committee approved the Transactions, including the Purchase Agreement and each of the Charter Amendments, based upon the totality of the information presented to and considered by it.
On April 20, 2009, each of: (x) the members of the Independent Committee and (y) the entire Board, declared advisable and approved by a vote of 7-0-0 of the Independent Committee and 10-0-0 of the full Board, the adoption of amendments to the Certificate of Incorporation as being in the best interests of the Company and the stockholders.
Proposal 1: Proposal to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000.
In this proposal, the Company is seeking approval to amend its Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 300,000,000 to 5,000,000,000.
Background of, and Reasons for, the Increase in the Number of Authorized Shares of Our Common Stock
The authorized capital of the Company currently consists of 300,000,000 shares of common stock. This amount of authorized shares of common stock is not enough for issuance upon the conversion of the Preferred Stock issued in connection with the Transactions. The number of shares of common stock outstanding as of the record date for the reconvened special meeting was [102,287,585]. As of such date, [4,844,707] shares were reserved for issuance upon exercise of currently outstanding warrants, RSUs and options, and [192,867,708] shares were reserved for issuance under the Company’s currently outstanding Preferred Stock, which is [3,779,088,370] shares less than the number of shares of common stock that is issuable upon full conversion of the Preferred Stock. The Company currently does not have enough authorized shares of common stock to allow for the conversions of such Preferred Stock and exercises of such warrants. Shares of common stock are also required for benefit plans for employees and directors.
As noted above, as a result of the Transactions, the Company currently does not have enough authorized common stock to issue upon conversion of all of its Preferred Stock. However, approval of the proposed amendment will result in the automatic conversion of all shares of Preferred Stock and Class B Common into common stock and the cancellation of the Warrants. Therefore, upon approval of the proposed amendment there will be no longer be issued and outstanding any warrants to purchase common stock or any shares of capital stock of the Company that have any preference over the common stock with respect to voting, liquidation, dividends or otherwise. Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock. At the time of conversion, the number of shares of common stock issued and outstanding will increase from [102,287,585] to [4,061,984,028], which will technically result in substantial dilution to our common stockholders. However, the ownership interest of each common stockholder will not change substantially after the conversion as the holders of the Preferred Stock already participate on an as-converted basis with respect to voting, dividends and other economic rights as the holders of our common stock.

Approval of the proposed amendment will also allow the Company to maintain sufficient shares of common stock for future business and financial purposes. The proposed amendment would increase the number of authorized shares of common stock from 300,000,000 shares to 5,000,000,000 shares. Authorized but unissued shares of common stock may be used by the Company for any purpose permitted under Delaware law, including but not limited to, paying stock dividends to stockholders, raising capital, providing equity incentives to employees, officers and directors, and entering into transactions that the Board believes provide the potential for growth and profit. Authorized but unissued shares of common stock may also be used to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company, although the Company has no present intention to issue shares for such purpose. Further, future acquisitions are a key component of growth and, from time to time, consideration for acquisitions may include the issuance of common stock. Other than the conversion of the Preferred Stock and the consideration by the Company of certain of the items described above, the Company currently has no arrangements, agreements or understandings for the issuance or use of the additional shares of common stock proposed to be authorized.
Proposal 2: Proposal to effect a reverse stock split of our outstanding common stock at a ratio of two hundred to one (200:1).
In this proposal, the Company is seeking approval to amend its Certificate of Incorporation to effect a reverse stock split at a ratio of two hundred to one (200:1). The number of authorized shares of common stock will not change as a result of the reverse stock split, if effected.
Background of, and Reasons for, the Reverse Stock Split
As part of the Transactions, the Company agreed to use its reasonable best efforts to effect a reverse stock split and to increase the number of authorized shares of the common stock. In addition, the Board believes that the recent per share price of the common stock has had a negative effect on the marketability of the existing shares and the potential ability of the Company to raise capital by issuing new shares. As described above, the Company’s ability to raise capital has been meaningfully constrained as a result of the low market price of the Company’s common stock, the thin trading of the common stock and the delisting of the common stock from the NYSE. These circumstances have also significantly reduced the number of potential investors, increased the cost of raising capital and limited the types of offerings that can be made. By reducing the number of shares of common stock outstanding and as a result increasing the price level, there may be greater interest in the common stock by the financial community and the investing public.
Risks Associated with the Reverse Stock Split
There can be no assurances, however, that the market price of the common stock, immediately after implementation of the proposed reverse stock split, will increase to a level at or near 200 times the market price before the proposed reverse stock split, or if it will increase at all, and there is no assurance that such potential increase can be maintained for any period of time. In some cases, the total market capitalization of a company following a reverse stock split is lower, and could be substantially lower than the total market capitalization before the reverse stock split. In addition, the fewer number of shares that will be available to trade publicly may cause the trading market of the common stock to become less liquid, which could have an adverse effect on the price of the common stock. The market price of our common stock is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding.
In addition, there can be no assurance that the reverse stock split will result in a per share price that will attract additional brokers and investors or that it will increase the Company’s ability to attract and retain employees and other service providers.
Effects of the Reverse Stock Split
General Effects. If this Proposal 2 is approved by the stockholders, the principal effect of the reverse stock split will be to decrease the number of outstanding shares of common stock from [102,287,585] to approximately [511,438], based on share information as of [____], 2009. The reverse split is not part of any plan or proposal to take our company private.
Existing RSUs, Options and Warrants. Upon approval of Proposal 2, the number of shares of common stock subject to stock options or other similar rights authorized under the Company’s stock option, stock equity incentive or stock purchase plans will automatically be proportionately adjusted for the two hundred to one ratio provided for by the reverse stock split. Further, the number of shares of common stock, subject to RSUs and stock options granted to our directors, officers and employees under our stock option or equity incentive plans and the per share exercise price of these RSUs and options will automatically be proportionately adjusted for the reverse stock split so that the aggregate exercise price thereunder remains unchanged (i.e., adjusted exercise price times number of RSUs and options remains unchanged).
Fractional Shares. The Company does not currently intend to issue fractional shares in connection with the reverse stock split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the reverse stock split at the then-prevailing prices on the open market. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. Those holders who would otherwise be entitled to receive a fractional share, because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from the Company’s transfer agent in an amount equal to their pro rata share of the total net proceeds of that sale. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s selling in the open market shares that would otherwise be fractional shares.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with our transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.
If you believe that you may not hold sufficient shares of common stock to receive at least one share of common stock in the reverse stock split and you want to continue to hold common stock after the split, you may do so by either:
•	purchasing a sufficient number of shares of common stock; or
•	if you have shares of common stock in more than one account, consolidating your accounts, so that in each case you hold a number of shares of common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis. Shares of common stock held in registered form (that is, stock held by you in your own name in the Company’s stock register records maintained by our transfer agent) and stock held in “street name” (that is, stock held by you through a bank, broker or other nominee) for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.
Effective Increase in Authorized Shares of Common Stock. The reverse stock split, if implemented, would not change the number of authorized shares of our common stock under the Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of the Company’s common stock would decrease, the number of shares remaining available for issuance would increase. These additional shares of common stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into common stock and raising additional capital. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. For additional information on the effect of having additional authorized but unissued shares of common stock, see the discussion above under “Proposal 1: Proposal to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000 — Background of, and Reasons for, the Increase in the Number of Authorized Shares of Our Common Stock.”
Effect on Registration of Common Stock Under the Securities Exchange Act of 1934. The common stock is currently registered under the Exchange Act. A reverse stock split would not affect the registration of our common stock under the Exchange Act. After the reverse stock split, the common stock would continue to be reported on the Over-The-Counter (“OTC”) Bulletin Board market under the symbol “WWON,” or such other trading symbol as may be applicable at the time.
Effect on Market for Common Stock. The reverse stock split may leave certain stockholders with one or more “odd-lots” of common stock, i.e., stock in amounts of less than 100 shares. These odd-lots may be more difficult to sell or require greater transaction cost per share to sell, than shares in even multiples of 100. On [_____], 2009, the closing sale price of the common stock on the OTC Bulletin Board was $[_____] per share. Upon the effectiveness of the reverse stock split, the Board shall make a proportional downward adjustment to the number of shares subject to outstanding RSUs, options and warrants and Preferred Stock, and a corresponding upward adjustment in the per share exercise or conversion prices to reflect the reverse stock split.
Changes in Stockholders’ Equity. As an additional result of the reverse stock split, the Company’s stated capital, which consists of the par value per share of common stock multiplied by the number of shares of common stock issued, will be reduced by approximately $40 million to $0.2 million on the effective date of the filing of the Charter Amendments. Upon effectiveness of the reverse stock split, the stated capital will be decreased because the number of shares issued and outstanding will be reduced without an offsetting increase in the par value of the share. Correspondingly, the Company’s capital in excess of par value, which consists of the difference between the Company’s stated capital and the aggregate amount paid to the Company upon the issuance by the Company of all currently outstanding common stock, will be increased by approximately $40 million.

Effect on Registered and Beneficial Stockholders. Upon the reverse split, we intend to treat stockholders holding stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders, holding the stock in “street name.” However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Anti-Takeover. Because a reverse stock split would result in an increased number of authorized but unissued shares of our common stock, it may be construed as having an anti-takeover effect, although neither the Board nor our management views this proposal in that perspective. However, the Board, subject to its fiduciary duties and applicable law, could use this increased number of authorized but unissued shares of our common stock to frustrate persons seeking to take over or otherwise gain control of us by, for example, privately placing shares of our common stock with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Shares of our common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of the Certificate of Incorporation would not receive the requisite vote. Such uses of our common stock could render more difficult, or discourage, an attempt to acquire control of us if such transaction were opposed by the Board. The Company does not have any current plans, proposals or arrangements, written or otherwise, to engage in any business or investment opportunity which might result in the issuance of the authorized but unissued shares of our common stock not already reserved for issuance upon exercise of currently outstanding RSUs, options and warrants.
Exchange of Shares
On or after the effectiveness of the reverse stock split, the Company will mail to each stockholder a letter of transmittal. A stockholder will be able to receive his shares of common stock to be issued upon the reverse stock split, and any cash payable to such stockholder in lieu of fractional shares, only by transmitting to the Company’s transfer agent such stockholder’s stock certificate(s), if any, for shares of common stock outstanding prior to the reverse stock split, together with the properly executed and completed letter of transmittal and such evidence of ownership of such shares as the Company may require. Stockholders will not receive certificates for shares of common stock to be issued upon the reverse stock split, nor any cash payable to such stockholders in lieu of fractional shares, unless and until the certificates representing their shares of common stock outstanding prior to the reverse stock split are surrendered.
STOCKHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE TRANSFER AGENT UNTIL THE LETTER OF TRANSMITTAL IS RECEIVED AND SHOULD SURRENDER THEIR STOCK CERTIFICATES ONLY WITH THEIR EXECUTED AND COMPLETED LETTERS OF TRANSMITTAL.
There will be no service charges payable by the stockholders of the Company in connection with the exchange of their stock certificates.
If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse split shares. A transaction statement will automatically be sent to your address of record indicating the number of shares you hold.
Certain Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is a general summary of certain material U.S. federal income tax consequences of the reverse stock split that may be relevant to holders of our shares of common stock. This summary is based upon the provisions of the Internal Revenue Code, Treasury regulations promulgated thereunder, published administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) non-U.S. stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding the common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of the common stock in connection with employment or other performance of services; (xi) dealers and other stockholders that do not own their shares of common stock as capital assets; or (xii) U.S. expatriates. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than U.S. federal income taxation. If a partnership, including any entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of the common stock, the tax treatment of such partnership and a member of the partnership generally will depend upon the activities of the partnership and the status of the partner.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split and there can be no assurance the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH STOCKHOLDER SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.
The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of the common stock, as discussed below. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of the common stock), and such stockholder’s holding period in the shares of the common stock received should include the holding period in the shares of the common stock surrendered. Treasury regulations promulgated under the Internal Revenue Code provide detailed rules for allocating the tax basis and holding period of the shares of the common stock surrendered to the shares of the common stock received pursuant to the reverse stock split. Stockholders who acquired their shares of common stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A stockholder who receives cash in lieu of a fractional share of the common stock pursuant to the reverse stock split generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the holder’s tax basis in the shares of the common stock surrendered that is allocated to such fractional share of the common stock. Such capital gain or loss should be long term capital gain or loss if the holder’s holding period for the common stock surrendered exceeded one year at the effective time of the reverse stock split.
Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service with respect to the receipt of cash in lieu of a fractional share of the common stock pursuant to the reverse stock split. In addition, stockholders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service.
Accounting Matters
The reverse stock split will not affect the per share par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately, and the additional paid-in capital amount will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated to reflect the reduced number of shares of our common stock outstanding.
Proposal 3: Proposal to define the term “Continuing Directors” that is used but not currently defined in the Certificate of Incorporation.
In this proposal, the Company is seeking approval to amend its Certificate of Incorporation to define the term “Continuing Directors” that is used but not currently defined in the Certificate of Incorporation.

Background of, and Reasons for, the Inclusion of the Definition of “Continuing Directors” in the Certificate of Incorporation
Certain provisions of the Certificate of Incorporation use the defined term “Continuing Directors”. As part of the Certificate of Amendment to the Certificate of Incorporation previously approved by the Company’s stockholders and filed with the Delaware Secretary of State on June 19, 2008, certain provisions of the Certificate of Incorporation containing the definition of “Continuing Directors” were deleted. This proposal adds back into the Certificate of Incorporation, and updates the definition that was previously deleted, the definition of Continuing Directors so that it is clear that all current directors are Continuing Directors under the Certificate of Incorporation. The full text of the proposed amendment is as follows:
THIRD: Article FOURTEENTH shall be amended to read in its entirety as set forth below:
“1. [INTENTIONALLY OMITTED]
2. [INTENTIONALLY OMITTED]
3. (a) For the purpose of this Certificate of Incorporation, “Continuing Directors” means directors elected to the Board of the Corporation as of April 24, 2009 and any new directors whose election by the Corporation’s Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of a majority of the directors then still in office.”

Proposal 4: Proposal to delete Article Sixteenth of the Certificate of Incorporation that sets forth higher approval thresholds than those required under the Delaware General Corporation Law with respect to certain amendments of the Certificate of Incorporation.
In this proposal, the Company is seeking approval to amend its Certificate of Incorporation to delete Article Sixteenth of the Certificate of Incorporation in its entirety.
Background of, and Reasons for, the deletion of Article Sixteenth of the Certificate of Incorporation
Article Sixteenth of the Company’s current Certificate of Incorporation requires the affirmative vote of seventy-five percent (75%) of the outstanding voting power of the Company and shares representing a majority of the outstanding voting power of the Company held by disinterested stockholders to amendments to Articles Fourth through Sixteenth of the Certificate of Incorporation. Eliminating this Article as proposed will make it easier for the stockholders (including Gores) to amend the Certificate of Incorporation in the future because the affirmative vote of a simple majority (as opposed to 75%) of the Company’s outstanding voting power would be all that is required to approve such an amendment. As described elsewhere in this proxy statement, Gores by itself would constitute a simple majority.
The following is the complete text of Article Sixteenth:
SIXTEENTH: Amendment to Articles Fourth through Sixteenth.
The provisions set forth in this Article Sixteenth and in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh,
Twelfth, Fourteenth and Fifteenth here of may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of all outstanding shares of Voting Stock regardless of class and voting together as a single voting class, and, where such action is proposed by an Interested Stockholder of by any Associate or Affiliate of an Interested Stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single class, other than shares held by the Interested Stockholder, which proposed (or the Affiliate or Association of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder; provided, however, that where such action is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.
Proposal 5: Proposal to delete the provision in Article Seventeenth relating to Article Sixteenth should the proposal to delete Article Sixteenth as set forth in Proposal 4 be approved.
In this proposal, the Company is seeking approval to amend its Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should the proposal to delete Article Sixteenth as set forth in Proposal 4 be approved.
Background of, and Reasons for, the deletion of the provision in Article Seventeenth relating to Article Sixteenth of the Certificate of Incorporation
The second sentence of Article Seventeenth of the Company’s current Certificate of Incorporation requires that amendments to Articles Fourth through Sixteenth of the Certificate of Incorporation be approved in accordance with Article Sixteenth. This sentence is extraneous if Article Sixteenth is deleted per Proposal 4, above.
The following is the complete text of Article Seventeenth:
SEVENTEENTH: Other Amendments.
The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Fourteenth, Fifteenth, and Sixteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Sixteenth hereof.

Dissenters Rights
Dissenting stockholders have no appraisal rights under Delaware law or under the Certificate of Incorporation or Bylaws in connection with any of the Charter Amendments.
Interests of Officers and Directors in the Charter Amendments
In considering the Charter Amendments stockholders should be aware that each of Messrs. Bronstein, Gimbel, Honour, Nold, Sherwood, Stone and Weingarten own an economic interest in Gores Radio, directly or indirectly, by virtue of their current or former association with Gores. Gores Radio owns shares of our preferred stock and our common stock, including shares of preferred stock that will automatically convert into common stock upon the effectiveness of the Charter Amendments. Each of Messrs. Bronstein, Gimbel, Honour, Nold, Sherwood, Stone and Weingarten disclaims beneficial ownership of the securities of the Company owned by Gores Radio, except to the extent of any pecuniary interest therein.
Vote Required and Board’s Recommendation
The approval of Proposal 1 will require the affirmative vote of the stockholders representing:
(i) a majority of the Company’s outstanding common stock voting separately as a class (and not including any Preferred Stock or Class B Common otherwise entitled to vote with the common stock),
(ii) a majority in voting power of the Company’s outstanding common stock and Class B Common voting together as a single class (and not including any Preferred Stock otherwise entitled to vote with the common stock), and
(iii) not less than seventy-five percent (75%) in voting power of the Company’s outstanding voting securities, including the common stock, Preferred Stock voting on an as-converted basis and the Class B Common, voting together as a single class.
The approval of Proposals 2 — 5 will require the affirmative vote of the stockholders representing not less than seventy-five percent (75%) in voting power of the Company’s outstanding voting securities, including the common stock, Preferred Stock voting on an as-converted basis and the Class B Common, voting together as a single class.
Each of (i) the Independent Committee, and (ii) the Company’s entire Board, has declared advisable and approved by a vote of 7-0-0 of the Independent Committee and 10-0-0 of the full Board, each of the Charter Amendments as being in the best interests of the Company and the stockholders and recommends a vote “FOR” each of Proposals 1 through 5.

PROPOSAL 6:
ADJOURNMENT OF THE RECONVENED SPECIAL MEETING
In the event that the number of shares of our voting securities present in person or represented by proxy at the reconvened special meeting is insufficient to approve Proposals 1 through 5 described in this proxy statement, the Company may move to adjourn the reconvened special meeting in order to enable the Board to solicit additional proxies in favor of the approval of such proposals.
Vote Required and Board’s Recommendation
Approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the voting securities represented at the reconvened special meeting and entitled to vote thereon.
The Board recommends as being in the best interests of the Company and the stockholders a vote “FOR” the adjournment proposal.

OTHER MATTERS
The Board of Directors does not intend to bring other matters before the meeting except items required to conduct the meeting. On any matter properly brought before the meeting by the Board or by others, the persons named as proxies in the accompanying proxy, or their substitutes will vote as recommended by the Board of Directors or, if no recommendation is given, at their discretion.
SOLICITATION
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card will be borne by the Company. The Company has requested banks and brokers to solicit their customers who are beneficial owners of common stock listed of record in the names of the banks and brokers, and will reimburse these banks and brokers for the reasonable out-of-pocket expenses of their solicitations. The original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or other electronic method, and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid on account of these additional activities.
STOCKHOLDER PROPOSALS FOR 2009
Any stockholder proposal intended for inclusion in the proxy material for the Annual Meeting of Stockholders to be held in 2009 had to have been received by the Company by April 20, 2009 to be eligible for inclusion in such proxy material. Proposals should be addressed to the attention of the Chief Financial Officer, Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019. Proposals must comply with the proxy rules of the SEC relating to stockholder proposals in order to be included in the proxy materials. Additionally, the Company’s proxy holders for the Company’s 2009 Annual Meeting of Stockholders will have discretionary authority to vote on any stockholder proposal that is presented at such annual meeting but that is not included in the Company’s proxy materials, unless notice of such proposal had been received by the Secretary of the Company on or before July 4, 2009.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.
Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements, reports or other information concerning us filed with the SEC, without charge, by written or telephonic request directed to us at Westwood One, Inc., 40 West 57th Street, 5th Floor, New York, NY 10019, (212) 641-2000, or from the SEC through the SEC’s website at www.sec.gov.
No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated July [ ], 2009. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

By Order of the Board of Directors

David Hillman Secretary
New York, New York
July [_], 2009

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 26, 2009.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/WON • Follow the steps outlined on the secured website.

Vote by telephone
•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Reconvened Special Meeting Proxy Card	C0123456789	12345
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6.

		For	Against	Abstain			For	Against	Abstain	+
1.	Amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000	☐	☐	☐	4.	Amendment of the Company’s Restated Certificate of Incorporation to delete Article Sixteenth	☐	☐	☐

2.	Amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 200 to 1	☐	☐	☐	5.	Amendment of the Company’s Restated Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should Proposal 4 be approved	☐	☐	☐

3.	Amendment of the Company’s Restated Certificate of Incorporation to define the term “Continuing Directors” that is used but not currently defined	☐	☐	☐	6.	Adjournment of the special meeting, if necessary, to solicit additional proxies for approval of proposals 1, 2, 3, 4 and 5.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
■	1 U P X	0 2 2 1 6 0 1		+
<STOCK#>     01288C

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Westwood One, Inc.

Proxy for Reconvened Special Meeting of Stockholders for Holders of Common Stock
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WESTWOOD ONE, INC.
The undersigned stockholder of Westwood One, Inc., a Delaware corporation (the “Company”), hereby appoints Roderick M. Sherwood, III and David Hillman as the undersigned’s attorneys, agents and proxies, each with full power of substitution to attend and act for the undersigned at the Reconvened Special Meeting of Stockholders of the Company to be held on July     , 2009 at 10:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Reconvened Special Meeting. Whether or not direction is made, this proxy, when properly executed, will be voted as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holders upon such other business as may properly come before the Reconvened Special Meeting of Stockholders or any adjournment or postponement thereof.
If no choice is specified on the reverse side, the proxy will be voted as to all shares of the undersigned FOR proposals 1, 2, 3, 4, 5 and 6.
The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Reconvened Special Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their discretion.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000000 ext 000000000.000000 ext
000000000.000000 ext           000000000.000000 ext

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 26, 2009.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/WON • Follow the steps outlined on the secured website.

Vote by telephone
•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Reconvened Special Meeting Proxy Card	C0123456789	12345
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6.

		For	Against	Abstain			For	Against	Abstain	+
1.	Amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000	☐	☐	☐	4.	Amendment of the Company’s Restated Certificate of Incorporation to delete Article Sixteenth	☐	☐	☐

2.	Amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 200 to 1	☐	☐	☐	5.	Amendment of the Company’s Restated Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should Proposal 4 be approved	☐	☐	☐

3.	Amendment of the Company’s Restated Certificate of Incorporation to define the term “Continuing Directors” that is used but not currently defined	☐	☐	☐	6.	Adjournment of the special meeting, if necessary, to solicit additional proxies for approval of proposals 1, 2, 3, 4 and 5.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
■	1 U P X	0 2 2 1 6 0 3		+
<STOCK#>     012BGC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Westwood One, Inc.

Proxy for Reconvened Special Meeting of Stockholders for Holders of Class B Stock
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WESTWOOD ONE, INC.
The undersigned stockholder of Westwood One, Inc., a Delaware corporation (the “Company”), hereby appoints Roderick M. Sherwood, III and David Hillman as the undersigned’s attorneys, agents and proxies, each with full power of substitution to attend and act for the undersigned at the Reconvened Special Meeting of Stockholders of the Company to be held on July     , 2009 at 10:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of Class B Stock of the Company that the undersigned would be entitled to vote if personally present at the Reconvened Special Meeting. Whether or not direction is made, this proxy, when properly executed, will be voted as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holders upon such other business as may properly come before the Reconvened Special Meeting of Stockholders or any adjournment or postponement thereof.
If no choice is specified on the reverse side, the proxy will be voted as to all shares of the undersigned FOR proposals 1, 2, 3, 4, 5 and 6.
The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Reconvened Special Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their discretion.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

C123456789

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000000 ext 000000000.000000 ext
000000000.000000 ext           000000000.000000 ext

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 26, 2009.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/WON • Follow the steps outlined on the secured website.

Vote by telephone
•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Reconvened Special Meeting Proxy Card	C0123456789	12345
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6.

		For	Against	Abstain			For	Against	Abstain	+
1.	Amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000	☐	☐	☐	4.	Amendment of the Company’s Restated Certificate of Incorporation to delete Article Sixteenth	☐	☐	☐

2.	Amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 200 to 1	☐	☐	☐	5.	Amendment of the Company’s Restated Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should Proposal 4 be approved	☐	☐	☐

3.	Amendment of the Company’s Restated Certificate of Incorporation to define the term “Continuing Directors” that is used but not currently defined	☐	☐	☐	6.	Adjournment of the special meeting, if necessary, to solicit additional proxies for approval of proposals 1, 2, 3, 4 and 5.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
■	1 U P X	0 2 2 1 6 0 5		+
<STOCK#>     012BIC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Westwood One, Inc.

Proxy for Reconvened Special Meeting of Stockholders for Holders of 7.5% Series A-1 Convertible Preferred Stock
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WESTWOOD ONE, INC.
The undersigned stockholder of Westwood One, Inc., a Delaware corporation (the “Company”), hereby appoints Roderick M. Sherwood, III and David Hillman as the undersigned’s attorneys, agents and proxies, each with full power of substitution to attend and act for the undersigned at the Reconvened Special Meeting of Stockholders of the Company to be held on July     , 2009 at 10:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of 7.5% Series A-1 Convertible Preferred Stock of the Company that the undersigned would be entitled to vote if personally present at the Reconvened Special Meeting. Whether or not direction is made, this proxy, when properly executed, will be voted as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holders upon such other business as may properly come before the Reconvened Special Meeting of Stockholders or any adjournment or postponement thereof.
If no choice is specified on the reverse side, the proxy will be voted as to all shares of the undersigned FOR proposals 1, 2, 3, 4, 5 and 6.
The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Reconvened Special Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their discretion.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

C123456789

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.000000 ext 000000000.000000 ext
000000000.000000 ext           000000000.000000 ext

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 26, 2009.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/WON • Follow the steps outlined on the secured website.

Vote by telephone
•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Reconvened Special Meeting Proxy Card	C0123456789	12345
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5 and 6.

		For	Against	Abstain			For	Against	Abstain	+
1.	Amendment of the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 5,000,000,000	☐	☐	☐	4.	Amendment of the Company’s Restated Certificate of Incorporation to delete Article Sixteenth	☐	☐	☐

2.	Amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 200 to 1	☐	☐	☐	5.	Amendment of the Company’s Restated Certificate of Incorporation to delete the provision in Article Seventeenth relating to Article Sixteenth should Proposal 4 be approved	☐	☐	☐

3.	Amendment of the Company’s Restated Certificate of Incorporation to define the term “Continuing Directors” that is used but not currently defined	☐	☐	☐	6.	Adjournment of the special meeting, if necessary, to solicit additional proxies for approval of proposals 1, 2, 3, 4 and 5.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
IMPORTANT: In signing this proxy, please sign your name or names on the signature line in the same way as indicated on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT OWNER MUST SIGN.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
■	1 U P X	0 2 2 1 6 0 7		+
<STOCK#>     012BKD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Westwood One, Inc.

Proxy for Reconvened Special Meeting of Stockholders for Holders of 8.0% Series B Convertible Preferred Stock
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WESTWOOD ONE, INC.
The undersigned stockholder of Westwood One, Inc., a Delaware corporation (the “Company”), hereby appoints Roderick M. Sherwood, III and David Hillman as the undersigned’s attorneys, agents and proxies, each with full power of substitution to attend and act for the undersigned at the Reconvened Special Meeting of Stockholders of the Company to be held on July     , 2009 at 10:00 a.m., Pacific Time, at the Company’s offices located at 8965 Lindblade Street, Culver City, CA 90232-2689 and any adjournments thereof, and to represent and vote as designated on the reverse side all of the shares of 8.0% Series B Convertible Preferred Stock of the Company that the undersigned would be entitled to vote if personally present at the Reconvened Special Meeting. Whether or not direction is made, this proxy, when properly executed, will be voted as recommended by the Board of Directors or, if no recommendation is given, at the discretion of the proxy holders upon such other business as may properly come before the Reconvened Special Meeting of Stockholders or any adjournment or postponement thereof.
If no choice is specified on the reverse side, the proxy will be voted as to all shares of the undersigned FOR proposals 1, 2, 3, 4, 5 and 6.
The proxies, and each of them, shall have all the powers that the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Reconvened Special Meeting and hereby ratifies and confirms all that the proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation of this proxy, the proxies are authorized to vote in accordance with their discretion.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.